EXHIBIT 99.2


COMPUPRINT INC.


UNAUDITED PRO FORMA BALANCE SHEET

On May 19, 2005, the Company entered into an agreement and plan of reorganization (the "Agreement") with Terra Insight Corporation and Subsidiary ("Terra Insight"). Pursuant to the Agreement, the Company acquired Terra Insight through an exchange of 35,029,980 post-split shares of its common stock for all of the outstanding common shares of Terra Insight. The shares issued by the Company to the Terra Insight shareholders constitute approximately 85% of the Company's common shares outstanding as of May 19, 2005. The "reverse merger" transaction resulted in the controlling shareholders of Terra Insight becoming the controlling shareholders of the Company. It is anticipated that the Company will change its name to Terra Insight Corporation.

Concurrent with the reverse merger transaction, the Company split off all of its assets and liabilities. The Company also simultaneously increased its authorized number of common shares from 10,000,000 to 100,000,000, effected a forward stock split at the ratio of 4.36212 to 1 and sold 2,411,138 post-split shares of common stock to two accredited investors for gross proceeds of $1,750,000.

The following Unaudited Pro Forma Balance Sheet presents the unaudited combined financial position of the Company and Terra Insight as if the above transactions occurred on May 19, 2005. Since the Company was previously inactive with no operations, a pro forma statement of operations is not included.

The Unaudited Pro Forma Balance Sheet is presented for information purposes only and does not purport to be indicative of the actual financial position of the Company had such transactions actually been consummated on such dates, or of the future financial position or result of operations of the Company which may result from the consummation of such transactions.

The Unaudited Pro Forma Balance Sheet and the related Note to the Unaudited Pro Forma Balance Sheet should be read in conjunction with the historical financial statements of the Company and Terra Insight.

COMPUPRINT, INC.
UNAUDITED PRO-FORMA BALANCE SHEET
MARCH 31, 2005

                                   HISTORICAL
                                   ----------

                                                                 TERRA INSIGHT           PRO-FORMA
                                                                  CORPORATION            ADJUSTMENTS
                                              COMPUPRINT              AND                -----------              PRO-FORMA
                                                 INC.              SUBSIDIARY          DR           CR            COMBINED
                                                 ----              ----------          --           --            --------
                           ASSETS
                           ------

CURRENT ASSETS
--------------

Cash                                                                   26,763  (e)  1,562,408                     1,589,171
Accounts Receivable                                                   250,506                                       250,506
Deferred Costs                                                        137,560                                       137,560
Prepaid Expenses and other current assets            509               67,355                  (a)     509           33,133
                                               ---------            ---------                                     ---------
                                                                                               (e)  34,222

Total Current Assets                                 509              482,184                                     2,010,370
                                               ---------            ---------                                     ---------

PROPERTY AND EQUIPMENT
----------------------

Office Equipment                                                        3,969                                         3,969
Less: Accumulated Depreciation                                            151                                           151
                                               ---------            ---------                                     ---------

Net Property and Equipment                             0                3,818                                         3,818
                                               ---------            ---------                                     ---------

TOTAL ASSETS                                         509              486,002       1,562,408       34,731        2,014,188
                                               =========            =========       =========    =========        =========

COMPUPRINT, INC.
UNAUDITED PRO-FORMA BALANCE SHEET
MARCH 31, 2005

                                   HISTORICAL
                                   ----------

                                                                       TERRA INSIGHT              PRO-FORMA
                                                                         CORPORATION             ADJUSTMENTS
                                                     COMPUPRINT             AND                  -----------             PRO-FORMA
                                                        INC.             SUBSIDIARY          DR             CR            COMBINED
                                                        ----             ----------          --             --            --------
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
----------------------------------------------

CURRENT LIABILITIES
-------------------

Accounts Payable and accrued expenses                    32,278             282,989  (a)     32,278  (e)    23,980          306,969
Deferred Revenue                                                            345,250                                         345,250
Advances from stockholder                               408,840                   0  (a)    408,840                               0
                                                     ----------          ----------                                      ----------

Total Current Liabilities                               441,118             628,239                                         652,219
                                                     ----------          ----------                                      ----------

STOCKHOLDERS' EQUITY (DEFICIT)
------------------------------

Common Stock                                                389               4,000  (a)        300  (b)       300            4,133
                                                                                     (c)      4,000  (c)     3,503
                                                                                                     (e)       241

Additional Paid-in Capital                            1,717,919                      (b)        300  (a)   440,909        1,504,073
                                                                                     (d)  2,158,917  (c)       497
                                                                                                     (e) 1,503,965

Accumulated Deficit                                  (2,158,917)           (146,237)                 (d) 2,158,917         (146,237)
                                                     ----------          ----------      ----------     ----------       ----------

Total Stockholders' Equity (Deficit)                   (440,609)           (142,237)      2,604,635      4,132,312        1,361,969
                                                     ----------          ----------      ----------     ----------       ----------

TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY (DEFICIT)                                          509             486,002       4,167,043      4,167,043        2,014,188
                                                     ==========          ==========      ==========     ==========       ==========

COMPUPRINT INC.

NOTE TO UNAUDITED PRO FORMA BALANCE SHEET


Note 1

Pro forma adjustments have been made for the following:

      a.    to record the split off of the Company's net assets;

      b.    to effect a 4.36212 forward stock split;

      c. to record exchange of common stock of Terra Insight Corporation for common stock of the Company;

      d. to eliminate deficit of the Company in connection with the reverse merger;

      e.    to record issuance of 2,411,138 common shares to two investors.

            Approximately $245,000 of professional fees incurred in connection with the sale of common stock are netted against the proceeds.

The following summarizes the changes affecting the Company's common stock outstanding:

                                             Common shares outstanding
                                             -------------------------

Prior to the May 19, 2005 transactions                3,892,277
To effect the split-off                              (3,000,000)
To effect the 4.36212 split                           2,999,943
To effect the reverse merger                         35,029,980
To effect the issuance of new shares                  2,411,138
                                                     ----------

After the May 19, 2005 transactions                  41,333,338
                                                     ==========